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                                                                    Exhibit 99.3

                        REGISTRATION RIGHTS AGREEMENT


          This REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made and entered into as of September 25, 1998, by and between ODS NETWORKS, INC., a Delaware corporation (the "COMPANY"), and SCIENCE APPLICATIONS INTERNATIONAL CORPORATION, a Delaware corporation ("SAIC").

                                   RECITALS

          The Company and SAIC are parties to an Asset and Securities Purchase Agreement of even date herewith (the "ASPA"), providing, among other things, for the purchase by SAIC of shares of common stock of the Company.

          The execution and delivery of this Agreement by the Company and SAIC is a condition to the closing of the transactions contemplated by the ASPA.

          NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                  ARTICLE I
                                 DEFINITIONS

          For purposes of this Agreement, the following terms shall have the meanings indicated:

          "BUSINESS DAY" means any day except Saturday, Sunday and any day which shall be a legal holiday.

          "CLOSING DATE" means the date of the closing of the ASPA, as provided in SECTION 2.1 therein.

          "COMMISSION" means the United States Securities and Exchange
Commission.

          "COMMON STOCK" means the Company's Common Stock, par value $.01 per share.

          "DEMAND REGISTRATION" means the type of registration referred to in
SECTION 2.1(a) hereof.

          "HOLDER" or "HOLDERS" means SAIC and any transferee of Registrable Stock transferred in accordance with SECTION 4.5 hereof.

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          "PERSON" means an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "POTENTIAL MATERIAL EVENT" means any of the following: (a) the possession by the Company of material non-public information required to be disclosed or incorporated by reference in the Registration Statement and the determination in good faith by the Board of Directors of the Company that disclosure of such information in the Registration Statement at that time would be detrimental to the business and affairs of the Company; or (b) any material engagement or activity by the Company which would, in the good faith determination of the Board of Directors of the Company, if disclosed or incorporated by reference in the Registration Statement at such time, be materially and adversely affected, which determination shall be accompanied by a good faith determination by the Board of Directors of the Company that the Registration Statement would be materially misleading absent the inclusion of such information.

          "PROCEEDING" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

          "PROSPECTUS" means the Prospectus included in the Registration Statement (including, without limitation, a Prospectus that includes any information previously omitted from a Prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any Prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Stock covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          "REGISTRATION EXPENSES" means all expenses incident to the Company's performance of or compliance with ARTICLE II hereof, including, without limitation, all registration, filing fees, NASD fees, all fees and expenses of complying with securities or blue sky laws, printing expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of "cold comfort" letters required by or incident to such performance and compliance, and, in the case of a registration pursuant to SECTION 2.1 the reasonable fees and expenses (not to exceed $30,000) of Special Counsel to the selling Holders (selected by the selling Holders representing at least 50% of the Registrable Stock covered by such registration); PROVIDED, HOWEVER, that Registration Expenses shall exclude, and the Holders of the Registrable Stock being registered shall pay, any underwriting discounts, commissions and transfer taxes in respect of the Registrable Stock being registered.

          "REGISTRABLE STOCK" means (a) all Common Stock received by SAIC in connection with the ASPA and to be received by SAIC and/or Holders upon exercise of the Warrants (as defined in the ASPA) and (b) any securities issued or issuable with respect to such shares of Common Stock by way of a stock dividend or stock split or in connection with a combination or reclassification of shares, recapitalization, merger, consolidation or other reorganization or otherwise; PROVIDED, HOWEVER, that any particular Registrable Stock shall cease to be Registrable

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Stock when (x) a Registration Statement with respect to the sale of such stock shall become effective under the Securities Act and such stock shall have been disposed of in accordance with such Registration Statement, or
(y) such stock shall have been sold pursuant to Rule 144, or (z) such stock is transferred without complying with the provisions of SECTION 4.5 hereof; and PROVIDED, FURTHER, that all Registrable Stock held by a particular Holder shall cease to be Registrable Stock when all such stock may be disposed of by such Holder within a single three (3)-month period pursuant to Rule 144.

          "REGISTRATION STATEMENT" means the Registration Statement and any additional Registration Statements contemplated by SECTION 2.1, including (in each case) the Prospectus, amendments and supplements to such Registration Statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statement.

          "RULE 144" means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "RULE 158" means Rule 158 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

          "SPECIAL COUNSEL" means one special counsel to the Holders (initially Haynes and Boone, LLP).

          "UNDERWRITTEN REGISTRATION" or "UNDERWRITTEN OFFERING" means a registration in connection with which securities of the Company are sold to an underwriter on a firm commitment basis for reoffering to the public pursuant to an effective Registration Statement.

                                  ARTICLE II
                             REGISTRATION RIGHTS

          2.1  REQUEST FOR REGISTRATION.

               (a) On no more than three (3) occasions, Holders of at least 66 2/3% of the Registrable Stock then outstanding may request that the Company register the offering of up to all of the shares of Registrable Stock held by the Holders; PROVIDED, HOWEVER, that any such request relates to the registration of shares having a market value of at least $2,000,000. If so requested by the Holders initiating such request, such registration shall be in the form of a shelf registration providing for the registration and resale of such shares on a continuous or delayed basis (a "SHELF REGISTRATION").

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               (b)  The Company shall not be required to cause any
Registration Statement to be declared effective prior to the first anniversary of the Closing Date. The Holders shall take into account a reasonable period of time for preparation of the Registration Statement and any SEC review period that may be required prior to the effectiveness of the Registration Statement when making its request for a Demand Registration (a "REGISTRATION REQUEST"). Such Registration Request shall specify (i) the number of shares of Registrable Stock held by the requesting Holders that are requested to be included in such registration and (ii) the intended method of distribution of such shares. The Company will promptly give notice of such requested registration to all other Holders of Registrable Stock and, subject to Section 2.1(c), will include in such registration all shares of Registrable Stock that Holders of Registrable Stock have requested the Company to include in such registration by notice to the Company within 20 days after the date of receipt of the Company's notice.

               (c) If the Holders initiating a Registration Request intend to distribute the Registrable Stock covered by such request by means of an Underwritten Offering, then such Holders shall so advise the Company as a part of their Registration Request and the Company shall include such information in the written notice referred to in SECTION 2.1(b). In such event, the right of the Holders to include their Registrable Stock in such registration shall be conditioned upon the Holders participation in such underwriting and the inclusion of the Holders' Registrable Stock in the underwriting. Any Registrable Stock excluded and withdrawn from such underwriting shall be withdrawn from the registration. Notwithstanding any other provision of this Agreement, if the managing underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter may exclude shares (including Registrable Stock) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, FIRST, pro rata among the Holders of Registrable Stock requesting to be included in such registration on the basis of the number of shares that such Holders have requested be included in the registration, SECOND, to the Company, THIRD, pro rata among all other security holders having contractual rights to include their securities in such registration on the basis of the number of shares that such holders have requested to be included in the registration, and FOURTH, to all other security holders requesting to include securities in such registration.

          2.2 SELECTION OF MANAGING UNDERWRITER(S). The Company will have the right to select one or more nationally recognized underwriters to manage any offering which is the subject of a Demand Registration that is intended to be an Underwritten Offering.

          2.3 RIGHT TO DEFER REGISTRATION. No Registration Request shall require a Registration Statement requested therein to be filed (i) prior to the effective date of a registration statement filed by the Company covering an Underwritten Offering of Common Stock if the Company shall have given written notice in the manner provided in SECTION 2.4 below of such Registration Statement to the Holders prior to the receipt of a Registration Request and shall have thereafter pursued the preparation, filing and effectiveness of such registration statement with diligence (it being understood by such Holders that advance notice of the pendency of such registration may be material, non-public information) or (ii) if the Company shall furnish to the Holders a certificate signed by the Chairman of the Board of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration to be effected at such time, in which

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event the Company shall have the right to defer the filing of the
Registration Statement for a period of not more than sixty (60) days after receipt of the Registration Request. If the Company shall so postpone the filing of a Registration Statement, such Holders of Registrable Stock requesting registration thereof pursuant to SECTION 2.1 shall have the right to withdraw the request for registration by giving written notice to the Company within thirty (30) days after receipt of the notice of postponement and, in the event of such withdrawal, such request shall not count as the request for registration to which Holders of Registrable Stock are entitled pursuant to SECTION 2.1 hereof. Any registration requested pursuant to
SECTION 2.1 shall not be deemed to have been effected (i) unless the Registration Statement with respect thereto has become effective, (ii) if after it has become effective and prior to the sale of all of the Registrable Stock covered thereby, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the selling Holders and has not thereafter become effective, or (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the selling Holders.

          2.4  PIGGYBACK REGISTRATIONS.

               (a) RIGHT TO PIGGYBACK. If, after the first anniversary of the Closing Date, the Company proposes to register any offering of its securities under the Securities Act, whether or not for sale for its own account (other than pursuant to a Demand Registration or on Form S-4, Form S-8 or any successor form), and the registration form to be used permits the registration of an offering of Registrable Stock by the Holders (a "PIGGYBACK REGISTRATION"), the Company will give prompt notice to all Holders of Registrable Stock of its intention to effect such a registration (each a "PIGGYBACK NOTICE"). Subject to SECTION 2.4(b) below, the Company will include in such registration all shares of Registrable Stock that the Holders thereof have requested the Company to include in such registration by notice to the Company within 20 days after the date of receipt of the Company's notice. No such registration effected under this SECTION 2.4 shall relieve the Company of its obligation to effect any registration upon request under
SECTION 2.1.

               (b) PRIORITY ON PRIMARY REGISTRATIONS. If any Piggyback Registration shall be an Underwritten Offering, the right of any such Holder's Registrable Stock to be included in such Piggyback Registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Stock in the underwriting to the extent provided herein. Notwithstanding any other provision of this Agreement, if the managing underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter may exclude shares (including Registrable Stock) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, FIRST, to the Company, SECOND, pro rata among all security holders having contractual rights to include their securities in such registration (including the Holders) on the basis of the number of shares that such holders have requested (consistent with their contractual rights) to be included in the registration, and THIRD, to all other security holders requesting to include securities in such registration. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any Registrable

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Stock excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

          2.5 REGISTRATION PROCEDURES. In connection with any registration hereunder, the Company will use its best efforts to effect the registration and the sale of such Registrable Stock in accordance with the intended method of distribution thereof and will as expeditiously as possible:

               (a) prepare and file with the Commission, a Registration Statement on Form S-3 (or if the Company is not then eligible to register for resale the Registrable Stock on Form S-3 such registration shall be on another appropriate form) which shall contain a "Plan of Distribution" in the form (which shall be reasonable and customary) to be supplied to the Company in writing by the selling Holders, and use its best efforts to cause the Registration Statement to become effective and remain effective as provided herein; PROVIDED, HOWEVER, that within a reasonable period prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall furnish to the Holders, the Special Counsel and any managing underwriters, copies of all such documents proposed to be filed, which documents will be subject to the reasonable comments of such Holders, the Special Counsel and such managing underwriters. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Stock, their Special Counsel, or any managing underwriters, shall reasonably object on a timely basis;

               (b) (i) prepare and file with the Commission such amendments and post-effective amendments to such Registration Statement as may be necessary to keep such Registration Statement effective for such period as shall be required for the disposition pursuant to the terms of such registration of all Registrable Stock covered thereby (but not to exceed, in the case of: (A) any Demand Registration (if not a Shelf Registration) or any Piggyback Registration, 60 days PLUS any additional periods represented by any "BLACK-OUT PERIOD" (as defined in the last paragraph of this SECTION 2.5) or (B) any Demand Registration (if a Shelf Registration), the first anniversary of the effective date of such registration PLUS any additional periods represented by any Black-Out Period), (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply with the provisions of the Securities Act with respect to the disposition of all Registrable Stock covered by the Registration Statement during the applicable period in accordance with the intended methods of distribution by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented;

               (c) furnish to each Holder, the Special Counsel and any managing underwriters, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent

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requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission;

               (d) deliver to each Holder, the Special Counsel, and any underwriters, without charge, as many copies of the Prospectus or Prospectuses (including each form of Prospectus) and each amendment or supplement thereto as such Persons may reasonably request in order to facilitate the disposition of the Registrable Stock proposed to be sold;

               (e) use its best efforts to register or qualify or cooperate with the selling Holders, any underwriters or its Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Stock for offer and sale under such other securities or blue sky laws of such jurisdictions as any Holder or underwriter reasonably requests to keep such registration or qualification (or exemption therefrom) in effect for as long as the relevant Registration Statement is in effect and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Stock proposed to be sold by such Holder; PROVIDED, HOWEVER, that the Company will not be required (i) to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this SUBSECTION (e) or (ii) to consent to general service of process in any such jurisdiction;

               (f) notify each Holder of such Registrable Stock, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading and, at the request of any such Holder, the Company will promptly prepare a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Stock, such Prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein, in light of the circumstances under which such statements are made, not misleading;

               (g) cause all such Registrable Stock to be listed on each securities exchange on which similar securities issued by the Company are then listed and to be qualified for trading on each system on which similar securities issued by the Company are from time to time qualified;

               (h) provide a transfer agent and registrar for all such Registrable Stock not later than the effective date of such Registration Statement and thereafter maintain such a transfer agent and registrar;

               (i) cooperate with the Holders and any managing underwriters to facilitate the timely preparation and delivery of certificates representing Registrable Stock to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by applicable law, of all restrictive legends, and to enable such Registrable Stock to be in such denominations and registered in such names as any such managing underwriters or Holders may request at least two Business Days prior to any sale of Registrable Stock;

               (j) in the case of any Underwritten Offering, enter into such customary agreements (including an underwriting agreement in form, scope and substance as is customary in Underwritten Offerings) and take all such other reasonable actions in connection therewith (including those reasonably requested by any managing underwriters and the Holders of a majority of the Registrable Stock being sold) in order to expedite or facilitate the disposition of such Registrable Stock, and (i) make such representations and warranties to such Holders and such underwriters as are customarily made by issuers in Underwritten Offerings; (ii) obtain and deliver copies thereof to each Holder and the managing underwriters, if any, of opinions of counsel to the Company and updates thereof addressed to each Holder and each such underwriter, in form, scope and substance reasonably satisfactory to any such managing underwriters and Special Counsel to the selling Holders covering the matters customarily covered in opinions requested in Underwritten Offerings;
(iii) immediately prior to the effectiveness of the Registration Statement, and at the time of delivery of any Registrable Stock sold pursuant thereto, obtain and deliver copies to the Holders and the managing underwriters, if any, of "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to the Company in form and substance as are customary in connection with Underwritten Offerings; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the selling Holders than those set forth in ARTICLE III hereof (or such other provisions and procedures acceptable to the holders of a majority of Registrable Stock participating in such Underwritten Offering);

               (k) make available for inspection by the selling Holders, any representative of such Holders, any underwriter participating in any disposition of Registrable Stock, and any attorney or accountant retained by such selling Holders or underwriters, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors, agents and employees of the Company and its subsidiaries to supply all information reasonably requested by any such Holder, representative, underwriter, attorney, accountant or agent in connection with such Registration Statement;

               (l) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months beginning with the first day of the Company's first full calendar quarter after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                 (m) notify the Holders of Registrable Stock to be sold, the Special Counsel and any managing underwriters as promptly as reasonably possible when: (i)(A) a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the selling Holders); and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any Proceedings for that purpose;
(iv) if at any time any of the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated hereby ceases to be true and correct in all material respects;
(v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Stock for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (vi) of the occurrence of any event that requires any revisions to the Registration Statement, Prospectus or any document incorporated therein by reference so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

Each Holder of shares covered by a Registration Statement agrees that if the Company has delivered preliminary or final Prospectuses to such Holder and after having done so the Company shall give notice to such Holder that (i) the Prospectus needs to be amended or supplemented to comply with the requirements of the Securities Act, (ii) a stop order suspending the effectiveness of the Registration Statement is issued by the Commission or
(iii) a Potential Material Event shall exist, then each such Holder shall immediately cease making offers and sales of Registrable Stock and return all remaining Prospectuses to the Company. Following such amendment or supplement, the lifting of any stop order or such time as the Potential Material Event shall no longer exist, the Company shall promptly provide such Holders with revised Prospectuses and, following receipt of the revised Prospectuses, such Holders shall be free to resume making offers of the Registrable Stock, or any portion thereof. The period during which the Company exercises its rights as described in this paragraph to postpone, delay or interrupt the offer and sale of the Registrable Stock (which may not exceed 90 days during any twelve-month period) or during the pendency of any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court shall be referred to herein as a "BLACK-OUT PERIOD."

          2.6 PAYMENT OF EXPENSES. The Company shall pay all Registration Expenses in connection with any Demand Registration and any Piggyback Registration.

          2.7 PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Holder may participate in any registration hereunder which is underwritten unless such Holder (a) agrees to sell such Holder's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements; (b) completes and executes all questionnaires, powers of attorney, indemnities, standstill or holdback agreements, underwriting agreements and other documents required under the terms of such underwriting arrangements; and (c) if requested by the managing underwriter, agrees not to sell or otherwise dispose of Registrable Stock or other Company securities held by such Holder in any transaction other than pursuant to such underwriting for such period (not to exceed 180 days) as determined in the discretion of the Board of Directors of the Company (such agreement to be in writing in a form satisfactory to the Company and such managing underwriter), PROVIDED, that no Holder of Registrable Stock shall be required to enter into such an agreement unless each other Holder of Registrable Stock participating in such offering enters into a substantially identical agreement relating to such underwriting. The Company may impose stop-transfer instructions to its transfer agent with respect to the Registrable Stock and other securities subject to the restriction described in clause (c) above until the end of the lock-up period.

          2.8 INFORMATION OF THE HOLDERS. As a condition to participation in any registration hereunder, each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by the Holder as the Company may reasonably request and as shall be required in connection with any registration, qualification or compliance contemplated by this Agreement.

          2.9 RULE 144 INFORMATION. From and after the first anniversary of the Closing Date and for so long as necessary in order to permit the Holders to sell the Registrable Stock pursuant to Rule 144 under the Securities Act, the Company will file on a timely basis all reports required to be filed by it pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, referred to in paragraph (c)(1) of Rule 144 under the Securities Act (or, if applicable, the Company will make publicly available the information regarding itself referred to in paragraph (c)(2) of Rule 144), in order to permit the Holders to sell the Registrable Stock, pursuant to the terms and conditions of the applicable provisions of Rule 144.

                                 ARTICLE III
                               INDEMNIFICATION

          3.1 INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify, to the extent permitted by law, each Holder, its officers and directors and each Person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder, its officers and directors and each Person who controls such Holder expressly for use therein or by such Holder's failure to deliver a copy of the Registration Statement or Prospectus or any amendments or supplements thereto after the Company has furnished such Holder with a sufficient number of copies of the same.

          3.2 INDEMNIFICATION BY HOLDERS. In connection with any Registration Statement in which a Holder is participating, each such Holder will, to the extent permitted by law, indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Holder expressly for use therein) and any failure by each such Holder to deliver a copy of the Registration Statement or Prospectus or any amendments or supplements thereto after the Company has furnished such Holder with a sufficient number of copies of the same.

          3.3 NOTICE: DEFENSE OF CLAIMS. Any Person entitled to indemnification hereunder will (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (b) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel (in addition to local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          3.4  CONTRIBUTION.  If the indemnification provided for in this
ARTICLE III is unavailable or insufficient to hold harmless an indemnified party under SECTION 3.1 or 3.2, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to above (a) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other from the offering of the securities or (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other equitable considerations. The relative benefits received by the indemnifying party on the one hand and the indemnified party on the other shall be deemed to be in the same proportion as the total net proceeds from the offering received by the indemnifying party bear to the total net proceeds received by the indemnified party. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by the indemnifying party or written information supplied by indemnified party, and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this SECTION 3.4 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim that is the subject of this section. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any obligation of a Holder to provide contribution will be individual to such Holder and will be limited to the net amount of proceeds received by such Holder from the sale of Registrable Stock that is the subject of any claim.

          3.5 SURVIVAL. The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

                                  ARTICLE IV
                                MISCELLANEOUS

          4.1 NOTICES. All notices and other communications hereunder shall be in writing and shall be delivered personally or by commercial delivery service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with confirmation of receipt) to the parties at the following address (or at such other address for a party as shall be specified by like notice):

          (a)  if to the Company, to:
               Timothy Kinnear
               Chief Financial Officer
               1101 E. Arapaho Road
               Richardson, Texas 75081
               Fax: (972) 301-3841
               Tel: (972) 301-3899

               with a copy (which shall not constitute notice) to:

               Brobeck, Phleger & Harrison LLP
               301 Congress Avenue
               Suite 1200
               Austin, Texas 78701
               Attention:  Ronald G. Skloss
               Fax: (512) 477-5813
               Tel: (512) 477-5495

          (b)  if to the Holder, to:
               Douglas M. Schrier
               Science Applications International Corporation
               10260 Campus Point Drive, M/S L5-A
               San Diego, California 92121
               Fax: (619) 546-6980
               Tel: (619) 546-6730
               with a copy to:

               Kevin A. Werner, Esq.
               Associate General Counsel
               Science Applications International Corporation
               10260 Campus Point Drive, M/S F3
               San Diego, California 92121
               Fax: (619) 535-7992
               Tel: (619) 535-7360

          (c)  If to any other Person who is then the registered Holder:

               To the address of such Holder as it appears in the stock transfer books of the Company or such other address as may be designated in writing hereafter by such Person.

          Notice given by personal delivery, commercial delivery service or mail shall be effective upon actual receipt. Notice given by facsimile shall be confirmed by appropriate answer back and shall be effective upon actual receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next business day after receipt if not received during the recipient's normal business hours.

          4.2 REMEDIES CUMULATIVE. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

          4.3 AMENDMENTS AND WAIVERS. Except as otherwise provided herein, no amendment, modification, termination or cancellation of this Agreement shall be effective as to (a) the Company, unless made in writing signed by the Company or (b) the Holders of Registrable Stock, unless made in writing signed by the Holders of 66-2/3 of the then outstanding shares of Registrable Stock.

          4.4 SUCCESSORS AND ASSIGNS. This Agreement, and the rights and obligations hereunder, shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties.

          4.5 ASSIGNMENT OF REGISTRATION RIGHTS. The rights of each Holder hereunder, including the rights to cause the Company to register securities, may be transferred or assigned by a Holder only to a transferee or an assignee of not less than 800,000 shares of Registrable Stock (as presently constituted and subject to adjustments for stock splits, stock dividends, reverse stock splits, and the like), PROVIDED that the Company is given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, PROVIDED FURTHER, that the transferee or assignee assumes in writing the obligations of such Holder under this Agreement. Any such transferee or assignee shall be deemed a "Holder" for purposes of this Agreement.

          4.6 SEVERABILITY. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

          4.7 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

          4.8 OTHER AGREEMENTS. After the date hereof, the Company shall not grant to any holder of securities of the Company any registration rights which have a priority greater than or equal to those granted to the Holders pursuant to this Agreement without the prior written consent of the Holders of at least 50% of the then-outstanding Registrable Stock.

          4.9 HEADINGS. The headings of this Agreement are for convenience only and do not constitute a part of this Agreement.

          4.10 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (other than the conflicts of law principles thereof).

          4.11 FURTHER ASSURANCES. Each party to this Agreement hereby covenants and agrees, without the necessity of any further consideration, to execute and deliver any and all such further documents and take any and all such other actions as may be necessary to appropriately carry out the intent and purposes of this Agreement and to consummate the transactions contemplated hereby.

          4.12 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

          IN WITNESS WHEREOF, the Company and SAIC have executed this Agreement as of the date first written above.

                                        ODS NETWORKS, INC.

                                        By: /s/ Timothy W. Kinnear
                                            Timothy Kinnear
                                            Chief Financial Officer



                                        SCIENCE APPLICATIONS
                                        INTERNATIONAL CORPORATION


                                        By: /s/ Douglas M. Schrier
                                        Name: Douglas M. Schrier
                                        Title: Senior Vice President